[LOGO OF USAA]
   USAA(R)
                     USAA VALUE Fund

                              [GRAPHIC OF USAA VALUE FUND]

                     S e m i a n n u a l   R e p o r t

--------------------------------------------------------------------------------
    JANUARY 31, 2003

 M E S S A G E
==============------------------------------------------------------------------
               from the PRESIDENT

                                                       "
                                          I BELIEVE THE NEXT FEW MONTHS
[PHOTO OF CHRISTOPHER W. CLAUS]       WILL PROVIDE SOME MUCH-NEEDED CLARITY
                                       AS TO THE TRUE HEALTH OF THE ECONOMY
                                           AND ITS POTENTIAL FOR GROWTH.
                                                       "
--------------------------------------------------------------------------------

                 As I write to you, the impact of the situation in Iraq on USAA's membership and all active United States military personnel is our No. 1 concern. We are not alone; the financial markets are struggling to come to grips with the uncertainty surrounding the potential war with Iraq. The recent decline in consumer confidence indicates all Americans are reluctant to make long-term plans until the United States is able to reach a satisfactory conclusion in Iraq.

                 When the situation is resolved or the majority of the uncertainty is successfully eliminated, the United States and global economies should appear to be in a position to achieve their growth potential.

                 In addition to an increase in consumer demand, the U.S.
                 economy is in need of a boost from corporate America. But corporations remain reluctant to spend or hire, given the possibility of a war's affecting demand for goods and services. On a positive note, the worst of the corporate-governance problems seems to be behind us, and corporate earnings have begun to improve. However, the landscape is still too uncertain for us to predict a sustained improvement in earnings -- an improvement that the stock market needs if it is to move to higher levels.

                 Meanwhile, the U.S. government continues to do its part by keeping fiscal and monetary policy tilted toward growth and expansion. Both President Bush and Congress seem inclined to provide new incentives for Americans to save and invest.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 What will the future bring? No one can predict the outcome of a war or its impact on the financial markets. However, I believe the next few months will provide some much-needed clarity as to the true health of the economy and its potential for growth. Near term, I believe stocks are likely to trade in a moderate range, and I don't foresee any major shift in the yield curve.

                 At USAA, we continue to focus on improving the products and services that we offer you. We believe we have one of the finest teams of portfolio managers and analysts in the country managing your assets. We remain committed to offering no-load mutual funds WITHOUT 12b-1 fees, sales loads, or contractual plans. At no charge, our investment representatives can help you identify the USAA mutual funds that may be right for you. And USAA Financial Planning Services has CERTIFIED FINANCIAL PLANNER(R) practitioners ready to assist you with your planning needs.

                 We will continue to deliver the world-class service and guidance that you have come to know and expect from us. Thank you for your faith and trust in us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHARGES AND OPERATING EXPENSES, REQUEST A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

                 MUTUAL FUND OPERATING EXPENSES APPLY AND CONTINUE THROUGHOUT THE LIFE OF THE FUND.

                 FINANCIAL PLANNING PROVIDED BY USAA FINANCIAL PLANNING SERVICES, A REGISTERED INVESTMENT ADVISER.

Table of CONTENTS
--------------------------------------------------------------------------------

  INVESTMENT OVERVIEW & MANAGER'S COMMENTARY                                  1

  SHAREHOLDER VOTING RESULTS                                                  7

  FINANCIAL INFORMATION

      Portfolio of Investments                                                9

      Notes to Portfolio of Investments                                      13

      Financial Statements                                                   14

      Notes to Financial Statements                                          17

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2003, USAA. All rights reserved.

 I N V E S T M E N T
====================------------------------------------------------------------
                     OVERVIEW

USAA VALUE FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Long-term growth of capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Invests primarily in equity securities of companies that are considered to be undervalued.

                                              1/31/03                     7/31/02
  Net Assets                               $62.9 Million               $63.9 Million
  Net Asset Value Per Share                    $8.83                       $9.63

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/03

  7/31/02 TO 1/31/03*               1 YEAR                   SINCE INCEPTION ON 8/3/01
       -7.48%                      -20.17%                           -7.29%

* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.

                 TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         OVERVIEW

                       CUMULATIVE PERFORMANCE COMPARISON

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                  USAA
                  VALUE      LIPPER MULTI-CAP   LIPPER MULTI-CAP     RUSSELL 3000   S&P MIDCAP 400/BARRA
                  FUND     VALUE FUNDS AVERAGE  VALUE FUNDS INDEX    VALUE INDEX        VALUE INDEX
                  ----     -------------------  -----------------    -----------        -----------
  8/3/2001     $10000.00      $10000.00            $10000.00         $10000.00          $10000.00
 8/31/2001      10020.00        9654.66              9628.60           9624.40            9797.30
 9/30/2001       9160.00        8843.98              8641.98           8919.93            8697.95
10/31/2001       9520.00        8956.72              8819.73           8863.95            8834.50
11/30/2001      10530.00        9520.57              9457.95           9387.67            9371.46
12/31/2001      11164.18        9773.21              9732.41           9633.61            9961.49
 1/31/2002      11184.24        9675.98              9605.78           9574.07            9959.50
 2/28/2002      11063.87        9620.13              9480.12           9592.65           10195.64
 3/31/2002      11766.02       10070.81              9964.06          10066.13           10950.32
 4/30/2002      11605.53        9804.92              9670.98           9774.24           11114.58
 5/31/2002      11485.16        9788.83              9661.61           9792.88           10921.63
 6/30/2002      10532.24        9068.48              8922.43           9257.91           10307.61
 7/31/2002       9649.54        8264.40              8181.78           8359.25            9238.71
 8/31/2002       9669.60        8349.59              8312.01           8415.37            9319.76
 9/30/2002       8796.93        7444.12              7410.88           7502.75            8403.13
10/31/2002       9047.70        7860.83              7807.65           8026.75            8739.04
11/30/2002       9318.53        8406.52              8389.17           8541.61            9299.78
12/31/2002       9120.12        8022.97              8018.86           8171.02            8955.07
 1/31/2003       8928.01        7846.28              7853.61           7970.96            8645.10

                                  [END CHART]

                        DATA SINCE INCEPTION ON 8/3/01 THROUGH 1/31/03.

                 THE RUSSELL 3000 VALUE INDEX REPLACED THE S&P MIDCAP 400/BARRA VALUE INDEX AS THE FUND'S COMPARABLE BROAD-BASED SECURITIES INDEX, BECAUSE THE RUSSELL 3000 VALUE INDEX IS AN INDEX OF MULTI-CAP VALUE STOCKS, AND THUS, PROVIDES A MORE APPROPRIATE COMPARISON FOR THE FUND, WHICH FOCUSES ON MULTI-CAP VALUE STOCKS, THAN THE S&P MIDCAP 400/BARRA VALUE INDEX, WHICH IS AN INDEX OF MID-CAP VALUE STOCKS.

                 THE PERFORMANCE OF THE LIPPER MULTI-CAP VALUE FUNDS AVERAGE AND INDEX IS CALCULATED FROM THE END OF THE MONTH OF JULY 31, 2001, WHILE THE FUND'S INCEPTION DATE IS AUGUST 3, 2001. THERE MAY BE A SLIGHT VARIATION OF THE PERFORMANCE NUMBERS BECAUSE OF THIS DIFFERENCE.

                 SEE THE FOLLOWING PAGE FOR BENCHMARK DEFINITIONS.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND REALIZED CAPITAL GAIN DISTRIBUTIONS.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund to the following benchmarks:

                 o The S&P MidCap 400/Barra Value Index, a combined index composed of companies in the S&P MidCap 400 and Barra
                    Value indexes. The index is a capitalization-weighted index that measures the performance of mid-cap companies with higher book-to-price ratios.

                 o The Russell 3000(R) Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

                 o The Lipper Multi-Cap Value Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Value Funds category.

                 o The Lipper Multi-Cap Value Funds Average, an average performance level of all multi-cap value funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

4

 M A N A G E R ' S
==================--------------------------------------------------------------
                   COMMENTARY on the Fund

HOW DID THE FUND PERFORM?

                 For the six months ended January 31, 2003, the USAA Value Fund had a total return of -7.48%, compared to -5.11% for the average mutual fund in the Lipper Multi-Cap Value Funds category, a return of -4.65% for the Russell 3000 Value Index and a return of -6.4% for the S&P MidCap 400/Barra Value Index.

WHAT WERE THE MAJOR DRIVERS OF THE FUND'S PERFORMANCE IN THE PERIOD?

                 Although investor preference for dividend-paying stocks helped performance during the six-month period, a strong rally in "beaten-down securities" (stocks that previously suffered steep declines in their share prices) during October and November had a negative impact. Westwood Management Corporation (Westwood), the Fund's subadviser, believes that stocks with low share prices, poor fundamentals, and high relative valuations do not represent value; therefore, Westwood did not participate fully in the October/November rally. However, these lower-quality stocks were unable to maintain their momentum in December and January.

HOW WAS THE FUND POSITIONED WITHIN INDUSTRY SECTORS AND WHAT IMPACT DID THIS HAVE ON PERFORMANCE?

                 The Fund benefited from an overweight position relative to the Russell 3000 Value Index in energy exploration and production-related companies, with strong performance from holdings such as Apache Corp. and XTO Energy, Inc. contributing substantially. Within the information technology sector, an overweight position helped performance, with holdings such as IBM Corp., Hewlett-Packard Co., and Harris Corp. showing

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 3 FOR INDEX DEFINITIONS.

                 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 9-12.

 . . . C O N T I N U E D
========================--------------------------------------------------------

                 strong relative gains. We were also overweight in the consumer staples sector, where holdings such as Dean Foods Co. were supported by the perceived safety of food-related securities. The largest underweight sector for the Fund was financial services, which proved beneficial because this sector, which represented 31% of the Russell 3000 Value Index, underperformed.

WHAT'S YOUR OUTLOOK FOR THE ECONOMY AND MARKET?

                 We expect the U.S. economic recovery to continue in 2003, albeit at a modest and uneven pace. Sluggish job growth and moderate wage increases keep us cautious on the outlook for the consumer, but we expect consumer spending to continue at a positive rate, although at a slower pace. We believe that personal expenditures, in combination with inventory restocking efforts and a gradual resumption in spending by corporations, should provide support for the economy. Competitive pressures will encourage companies to continue to raise productivity levels and keep operating costs low. Together, these factors should bring about a recovery in corporate profits. Based upon calculated expected returns, we believe the outlook for equities is attractive.

WHAT'S YOUR CURRENT STRATEGY?

                 We have positioned the Fund with a focus on companies showing positive and improving fundamentals along with positive free-cash-flow generation. We are investing in cyclical companies with positive free cash flow that should benefit from an economic recovery, and this is reflected in the Fund's overweight positions in the materials, producer durables, and energy sectors as well as positions in select technology stocks. We are also balancing the portfolio with a focus on companies that offer attractive dividend yields.

                 We appreciate the opportunity to invest on your behalf and we look forward to continuing to earn your trust.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

 P O R T F O L I O
==================--------------------------------------------------------------
                   HIGHLIGHTS

              TOP 10 EQUITY HOLDINGS
                (% of Net Assets)

Bear Stearns Companies, Inc.                   2.1%

C.R. Bard, Inc.                                2.1%

King Pharmaceuticals, Inc.                     2.1%

Pacific Capital Bancorp                        2.1%

Altria Group, Inc.                             2.0%

First Tennessee National Corp.                 2.0%

Lennar Corp.                                   2.0%

M&T Bank Corp.                                 2.0%

Murphy Oil Corp.                               2.0%

Radio One, Inc. "D"                            2.0%

                TOP 10 INDUSTRIES*
                (% of Net Assets)

Banks                                         11.1%

Oil & Gas Exploration & Production             9.3%

Aerospace & Defense                            7.0%

Pharmaceuticals                                6.1%

Electric Utilities                             5.9%

Diversified Financial Services                 5.0%

Real Estate Investment Trusts                  5.0%

Computer Hardware                              4.9%

Packaged Foods & Meat                          3.9%

Integrated Telecommunication Services          3.7%

*EXCLUDING MONEY MARKET INSTRUMENTS.

YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 9-12.

 S H A R E H O L D E R
======================----------------------------------------------------------
                       Voting RESULTS

                 On October 18, 2002, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. The Fund's shareholders of record on August 23, 2002, were entitled to vote on each proposal shown below. All proposals were approved by the Fund's shareholders.

                 The following proposals and voting results pertain to the Fund.

PROPOSAL 1
--------------------------------------------------------------------------------

               Approval of new investment advisory agreement with USAA Investment Management Company (IMCO).

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------
                  FOR         AGAINST       ABSTAIN      BROKER NON-VOTE*
               -----------------------------------------------------------
               5,157,303      88,893        47,872            N/A

PROPOSAL 2F
--------------------------------------------------------------------------------

               Approval of new investment subadvisory agreement between IMCO and Westwood Management Corporation.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------
                  FOR         AGAINST       ABSTAIN      BROKER NON-VOTE*
               -----------------------------------------------------------
               5,149,705      92,119        52,244            N/A

               * Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instruction from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are treated the same as abstentions and, as a result, had the effect of an "against" vote on the outcome of the proposals.

8

 . . . C O N T I N U E D
========================--------------------------------------------------------
                         Voting RESULTS

PROPOSAL 3
--------------------------------------------------------------------------------

               Approval of a proposal to permit IMCO and the Board of Directors of USAA Mutual Fund, Inc. to appoint and replace subadvisers, enter into subadvisory agreements, and approve amendments to subadvisory agreements without further shareholder approval.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------
                  FOR         AGAINST       ABSTAIN      BROKER NON-VOTE*
               -----------------------------------------------------------
               4,832,643      260,154       51,829           149,442

               * Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instruction from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) are treated the same as abstentions and, as a result, had the effect of an "against" vote on the outcome of the proposals.

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                MARKET
   NUMBER                                                        VALUE
OF SHARES     SECURITY                                           (000)
----------------------------------------------------------------------
              COMMON STOCKS (96.2%)

              AEROSPACE & DEFENSE (7.0%)
   39,900     Boeing Co.                                      $  1,260
   71,000     Goodrich Corp.                                     1,221
   30,200     Rockwell Collins, Inc.                               623
    9,700     United Technologies Corp.                            617
   32,400     Veridian Corp.*                                      684
                                                              --------
                                                                 4,405
                                                              --------

              ALUMINUM (0.9%)
   29,900     Alcoa, Inc.                                          591
                                                              --------

              AUTOMOBILE MANUFACTURERS (1.9%)
   33,300     General Motors Corp.                               1,210
                                                              --------

              BANKS (11.1%)
    8,900     Bank of America Corp.                                623
   17,200     Bank One Corp.                                       628
   34,000     First Tennessee National Corp.                     1,275
   13,900     Hancock Holding Co.                                  637
   25,900     KeyCorp                                              623
   16,000     M&T Bank Corp.                                     1,277
   46,300     Pacific Capital Bancorp*                           1,306
   18,100     Washington Mutual, Inc.                              624
                                                              --------
                                                                 6,993
                                                              --------

              BROADCASTING & CABLE TV (2.1%)
   84,300     Radio One, Inc. "D"*                               1,288
                                                              --------

              COMPUTER HARDWARE (4.9%)
   39,000     Apple Computer, Inc.*                                560
   71,900     Hewlett-Packard Co.                                1,252
   15,900     IBM Corp.                                          1,244
                                                              --------
                                                                 3,056
                                                              --------

              CONSTRUCTION & FARM MACHINERY & HEAVY
                TRUCKS (0.9%)
   31,900     AGCO Corp.*                                          571
                                                              --------

              CONSUMER FINANCE (2.0%)
   42,400     Doral Financial Corp.                              1,266
                                                              --------

10

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                MARKET
   NUMBER                                                        VALUE
OF SHARES     SECURITY                                           (000)
----------------------------------------------------------------------
              DEPARTMENT STORES (1.0%)
   24,600     Sears, Roebuck & Co.                            $    651
                                                              --------

              DIVERSIFIED CHEMICALS (0.9%)
   14,800     Du Pont (E.I.) De Nemours & Co.                      560
                                                              --------

              DIVERSIFIED FINANCIAL SERVICES (5.0%)
   17,700     American Express Co.                                 629
   20,900     Bear Stearns Companies, Inc.                       1,297
   17,300     Citigroup, Inc.                                      595
    9,900     Fannie Mae                                           640
                                                              --------
                                                                 3,161
                                                              --------

              ELECTRIC UTILITIES (5.9%)
   29,000     DTE Energy Co.                                     1,216
   29,200     Hawaiian Electric Industries, Inc.                 1,204
   31,400     Progress Energy, Inc.                              1,269
                                                              --------
                                                                 3,689
                                                              --------

              ELECTRONIC EQUIPMENT & INSTRUMENTS (1.0%)
   19,500     Benchmark Electronics, Inc.*                         634
                                                              --------

              HEALTH CARE EQUIPMENT (2.1%)
   22,800     C.R. Bard, Inc.                                    1,292
                                                              --------

              HOMEBUILDING (2.0%)
   23,800     Lennar Corp.                                       1,282
                                                              --------

              HOTELS, RESORTS, & CRUISE LINES (1.0%)
   26,900     Starwood Hotels & Resorts Worldwide, Inc.            631
                                                              --------

              HOUSEHOLD PRODUCTS (1.9%)
   13,800     Procter & Gamble Co.                               1,181
                                                              --------

              INDUSTRIAL CONGLOMERATES (1.9%)
   51,600     General Electric Co.                               1,194
                                                              --------

              INFORMATION TECHNOLOGY CONSULTING &
              SERVICES (1.0%)
   27,500     Anteon International Corp.*                          621
                                                              --------

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                MARKET
   NUMBER                                                        VALUE
OF SHARES     SECURITY                                           (000)
----------------------------------------------------------------------
              INTEGRATED OIL & GAS (3.0%)
    9,700     ChevronTexaco Corp.                             $    625
   36,700     Exxon Mobil Corp.                                  1,253
                                                              --------
                                                                 1,878
                                                              --------

              INTEGRATED TELECOMMUNICATION SERVICES (3.7%)
   24,200     AT&T Corp.                                           472
   27,100     BellSouth Corp.                                      617
   32,500     Verizon Communications, Inc.                       1,244
                                                              --------
                                                                 2,333
                                                              --------

              LIFE & HEALTH INSURANCE (1.0%)
   19,300     Prudential Financial, Inc.                           613
                                                              --------

              METAL & GLASS CONTAINERS (0.9%)
   28,700     Pactiv Corp.*                                        586
                                                              --------

              OIL & GAS DRILLING (0.9%)
   14,900     Nabors Industries, Inc.*                             549
                                                              --------

              OIL & GAS EXPLORATION & PRODUCTION (9.3%)
   14,500     Anadarko Petroleum Corp.                             669
   10,700     Apache Corp.                                         668
   14,800     Burlington Resources, Inc.                           653
   30,400     Murphy Oil Corp.                                   1,283
   17,800     Noble Energy, Inc.                                   635
   33,600     Ocean Energy, Inc.                                   629
   34,400     Remington Oil & Gas Corp.*                           630
   26,600     XTO Energy, Inc.                                     647
                                                              --------
                                                                 5,814
                                                              --------

              PACKAGED FOODS & MEAT (3.9%)
   49,800     ConAgra Foods, Inc.                                1,222
   31,800     Dean Foods Co.*                                    1,234
                                                              --------
                                                                 2,456
                                                              --------

12

 P O R T F O L I O
==================--------------------------------------------------------------
                   of INVESTMENTS
                   (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

                                                                MARKET
   NUMBER                                                        VALUE
OF SHARES     SECURITY                                           (000)
----------------------------------------------------------------------
              PHARMACEUTICALS (6.1%)
   90,300     King Pharmaceuticals, Inc.*                     $  1,325
   23,000     Merck & Co., Inc.                                  1,274
   41,600     Pfizer, Inc.                                       1,263
                                                              --------
                                                                 3,862
                                                              --------

              RAILROADS (2.0%)
   21,900     Union Pacific Corp.                                1,250
                                                              --------

              REAL ESTATE INVESTMENT TRUSTS (5.0%)
   20,500     Macerich Co.                                         609
   51,000     ProLogis Trust                                     1,267
   19,700     Regency Centers Corp.                                624
   19,700     Simon Property Group, Inc.                           644
                                                              --------
                                                                 3,144
                                                              --------

              SPECIALTY CHEMICALS (1.9%)
   18,400     International Flavors & Fragrances, Inc.             585
   21,000     Lubrizol Corp.                                       624
                                                              --------
                                                                 1,209
                                                              --------

              TELECOMMUNICATION EQUIPMENT (2.0%)
   39,500     Harris Corp.                                       1,232
                                                              --------

              TOBACCO (2.0%)
   33,800     Altria Group, Inc.                                 1,280
                                                              --------
              Total common stocks (cost: $64,171)               60,482
                                                              --------

              MONEY MARKET INSTRUMENTS (1.0%)

   14,584     SSgA Money Market Fund, 1.03%(a)                      15
  623,108     SSgA Prime Money Market Fund, 1.23%(a)               623
                                                              --------
              Total money market instruments (cost: $638)          638
                                                              --------

              TOTAL INVESTMENTS (COST: $64,809)               $ 61,120
                                                              ========

 N O T E S
==========----------------------------------------------------------------------
           to Portfolio of INVESTMENTS

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

GENERAL NOTES
--------------------------------------------------------------------------------

                 Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

                 The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%.

SPECIFIC NOTES
--------------------------------------------------------------------------------

                 (a) Rate reflects the money market fund annualized seven-day yield at January 31, 2003.

                   * Non-income-producing security for the 12 months preceding
                     January 31, 2003.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14

 S T A T E M E N T
==================--------------------------------------------------------------
                   of ASSETS and LIABILITIES
                   (in thousands)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

ASSETS
   Investments in securities, at market value (identified cost of $64,809)         $   61,120
   Cash                                                                                    49
   Receivables:
      Capital shares sold                                                                 277
      USAA Investment Management Company                                                   77
      Dividends and interest                                                               90
      Securities sold                                                                   3,135
                                                                                   ----------
         Total assets                                                                  64,748
                                                                                   ----------

LIABILITIES
   Securities purchased                                                                 1,715
   Capital shares redeemed                                                                 40
   USAA Investment Management Company                                                      47
   USAA Transfer Agency Company                                                            14
   Accounts payable and accrued expenses                                                   23
                                                                                   ----------
            Total liabilities                                                           1,839
                                                                                   ----------
               Net assets applicable to capital shares outstanding                 $   62,909
                                                                                   ==========

NET ASSETS CONSIST OF:
   Paid-in capital                                                                 $   74,751
   Accumulated undistributed net investment income                                         36
   Accumulated net realized loss on investments                                        (8,189)
   Net unrealized depreciation of investments                                          (3,689)
                                                                                   ----------
               Net assets applicable to capital shares outstanding                 $   62,909
                                                                                   ==========
   Capital shares outstanding                                                           7,126
                                                                                   ==========
   Authorized shares of $.01 par value                                                100,000
                                                                                   ==========
   Net asset value, redemption price, and offering price per share                 $     8.83
                                                                                   ==========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 S T A T E M E N T
==================--------------------------------------------------------------
                   of OPERATIONS
                   (in thousands)

USAA VALUE FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED)

NET INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $5)          $    781
      Interest                                                       12
                                                               --------
          Total income                                              793
                                                               --------
   Expenses:
      Management fees                                               253
      Administrative and servicing fees                              48
      Transfer agent's fees                                          87
      Custodian's fees                                               22
      Postage                                                         5
      Shareholder reporting fees                                     13
      Directors' fees                                                 2
      Registration fees                                               2
      Professional fees                                              29
      Other                                                           2
                                                               --------
          Total expenses                                            463
      Expenses reimbursed                                           (97)
                                                               --------
          Net expenses                                              366
                                                               --------
              Net investment income                                 427
                                                               --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   Net realized loss on investments                              (6,218)
   Change in net unrealized appreciation/depreciation               784
                                                               --------
              Net realized and unrealized loss                   (5,434)
                                                               --------
Decrease in net assets resulting from operations               $ (5,007)
                                                               ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16

 S T A T E M E N T S
====================------------------------------------------------------------
                     of Changes in NET ASSETS
                     (in thousands)

USAA VALUE FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2003 (UNAUDITED),
AND PERIOD ENDED JULY 31, 2002*

                                                               1/31/2003     7/31/2002*
                                                               ------------------------
FROM OPERATIONS
   Net investment income                                       $     427     $       88
   Net realized loss on investments                               (6,218)        (1,895)
   Change in net unrealized appreciation/depreciation
      of investments                                                 784         (4,473)
                                                               ------------------------
      Decrease in net assets resulting from operations            (5,007)        (6,280)
                                                               ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                            (478)           (34)
                                                               ------------------------
   Net realized gains                                                (27)           (75)
                                                               ------------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      10,950         81,625
   Shares issued for dividends reinvested                            428             76
   Cost of shares redeemed                                        (6,840)       (11,429)
                                                               ------------------------
      Increase in net assets from capital share
         transactions                                              4,538         70,272
                                                               ------------------------
Net increase (decrease) in net assets                               (974)        63,883

NET ASSETS
   Beginning of period                                            63,883              -
                                                               ------------------------
   End of period                                               $  62,909     $   63,883
                                                               ========================
Accumulated undistributed net investment income:
   End of period                                               $      36     $       87
                                                               ========================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     1,196          7,722
   Shares issued for dividends reinvested                             47              7
   Shares redeemed                                                  (754)        (1,092)
                                                               ------------------------
      Increase in shares outstanding                                 489          6,637
                                                               ========================

*FUND COMMENCED OPERATIONS ON AUGUST 3, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

              USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA Value Fund (the Fund), which commenced operations on August 3, 2001. The Fund's investment objective is long-term growth of capital.

                 A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the exchange is open) as set forth below:

                     1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

                     2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

                     3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

                     4. Securities that cannot be valued by the methods set
                        forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, in consultation with the investment subadviser of the Fund, under valuation procedures approved by the Company's Board of Directors.

18

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

                 B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

                 C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

                 D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                     1. Market value of securities, other assets, and
                        liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

                     2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

                     Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

                     Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the Fund's tax year-end of July 31, 2003, net realized foreign currency gains/losses will be reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

                 E. EXPENSES PAID INDIRECTLY - Through fee-offset arrangements with the Fund's custodian bank and transfer agent, credits, if any, realized as a result of uninvested cash balances are used to reduce the Fund's custodian fees. For the six-month period ended January 31, 2003, these fee-offset arrangements did not affect the Fund's expenses.

                 F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

              The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager,

20

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

              and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

              Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets.

              The USAA funds that are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement, whether used or not, and by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2003.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

              The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2003, in accordance with applicable tax law.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

              Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

              Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended January 31, 2003, were $39,817,000 and $36,184,000, respectively.

              At January 31, 2003, the cost of securities for federal income tax purposes was approximately the same as that reported in the financial statements.

              Gross unrealized appreciation and depreciation of investments as of January 31, 2003, were $1,520,000 and $5,209,000, respectively, resulting in net unrealized depreciation of $3,689,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

              The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the

22

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

              amount of cash collateral required to be returned to the borrower. The Fund had no securities on loan as of January 31, 2003.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

                 A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and provides portfolio management oversight of the Fund's assets managed by a subadviser. The investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Multi-Cap Value Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

                     The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ended September 30, 2002, the performance period consisted of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                     The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

                     (in the case of underperformance) the base fee, as referenced in the following chart:

   OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
   RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS
   -----------------------------------------------------------------------------
   +/- 1.00% to 4.00%                    +/- 0.04%
   +/- 4.01% to 7.00%                    +/- 0.05%
   +/- 7.01% and greater                 +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

                     For the six-month period ended January 31, 2003, the Fund incurred total management fees, paid or payable to the Manager, of $253,000, which included a performance fee of $15,000.

                 B. SUBADVISORY ARRANGEMENTS - The Manager has entered into an investment subadvisory agreement with Westwood Management Corporation (Westwood), under which Westwood directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Westwood a subadvisory fee.

                 C. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's monthly average net assets. For the six-month period ended January 31, 2003, the Fund incurred administrative and servicing fees, paid or payable to the Manager, of $48,000.

                 D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.15% of the Fund's average net assets, excluding the effect of any fee-offset arrangements, and will reimburse the Fund for all expenses in

24

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

                     excess of that amount, which for the six-month period ended January 31, 2003, equaled $97,000.

                     In subsequent periods, the Manager may recover from the Fund all or a portion of these reimbursed amounts, provided that such recovery is made not later than three years from the Fund's inception date of August 3, 2001, and provided that the additional amount paid by the Fund, together with all other expenses of the Fund, in the aggregate, would not cause the Fund's expense ratio in any of the three years to exceed 1.15% of the Fund's average net assets, excluding the effect of any fee-offset arrangements. The carryover of excess expenses potentially reimbursable to the Manager but not recorded as a liability as of January 31, 2003, was $243,000.

                 E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. For the six-month period ended January 31, 2003, the Fund incurred transfer agent's fees, paid or payable to USAA Transfer Agency Company, of $87,000.

                 F. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

              USAA Investment Management Company is an indirectly wholly owned subsidiary of United Services Automobile Association (the Association), a large, diversified financial services institution. At January 31, 2003, the Association and its affiliates owned 1,000,000 shares (14%) of the Fund.

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

              Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(8) CHANGE OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

              On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended July 31, 2002. KPMG served as the Fund's independent auditors since the Fund's inception on August 3, 2001. From that date through the fiscal year ended July 31, 2001, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

26

 N O T E S
==========----------------------------------------------------------------------
           to FINANCIAL Statements
           (continued)

USAA VALUE FUND
JANUARY 31, 2003 (UNAUDITED)

(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                           SIX-MONTH
                                                        PERIOD ENDED            PERIOD ENDED
                                                         JANUARY 31,                JULY 31,
                                                        ------------------------------------
                                                                2003                   2002*
                                                        ------------------------------------
Net asset value at beginning of period                      $   9.63             $    10.00
                                                            -------------------------------
Income (loss) from investment operations:
    Net investment income                                        .06                    .02(b)
    Net realized and unrealized loss                            (.79)                  (.36)(b)
                                                            -------------------------------
Total from investment operations                                (.73)                  (.34)(b)
                                                            -------------------------------
Less distributions:
    From net investment income                                  (.07)                  (.01)
    From realized capital gains                                 (.00)(d)               (.02)
                                                            -------------------------------
Total distributions                                             (.07)                  (.03)
                                                            -------------------------------
Net asset value at end of period                                8.83             $     9.63
                                                            ===============================
Total return (%)**                                             (7.48)                 (3.40)
Net assets at end of period (000)                           $ 62,909             $   63,883
Ratio of expenses to average net assets (%)***                  1.15(a,c)              1.15(a,c)
Ratio of expenses to average net assets, excluding
   reimbursements (%)***                                        1.46(a,c)              1.48(a,c)
Ratio of net investment income to average net
   assets (%)***                                                1.34(a)                 .20(a)
Portfolio turnover (%)                                         59.08                 162.94

  *  Fund commenced operations on August 3, 2001.
 ** Assumes reinvestment of all dividend income and realized capital gain distributions during the period.
*** For the six-month period ended January 31, 2003, average net assets were $63,084,000.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)  Calculated based on average shares.
(c) Reflects total expenses excluding any fee-offset arrangement, which had no impact on these ratios.
(d)  Represents less than $0.01 per share.

            DIRECTORS        Robert G. Davis, CHAIRMAN OF THE BOARD
                             Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                             Barbara B. Dreeben
                             Robert L. Mason, Ph.D.
                             Michael F. Reimherr
                             Laura T. Starks, Ph.D.
                             Richard A. Zucker

  INVESTMENT ADVISER,        USAA Investment Management Company
         UNDERWRITER,        9800 Fredericksburg Road
      AND DISTRIBUTOR        San Antonio, Texas 78288

       TRANSFER AGENT        USAA Shareholder Account Services
                             9800 Fredericksburg Road
                             San Antonio, Texas 78288

            CUSTODIAN        State Street Bank and Trust Company
                             P.O. Box 1713
                             Boston, Massachusetts 02105

 INDEPENDENT AUDITORS        Ernst & Young LLP
                             100 West Houston St., Suite 1900
                             San Antonio, Texas 78205

            TELEPHONE        Call toll free - Central time
     ASSISTANCE HOURS        Monday - Friday, 7 a.m. to 10 p.m.
                             Saturday, 8:30 a.m. to 5 p.m.
                             Sunday, 10:30 a.m. to 7 p.m.

       FOR ADDITIONAL        1-800-531-8181, in San Antonio 456-7200
    INFORMATION ABOUT        For account servicing, exchanges,
         MUTUAL FUNDS        or redemptions
                             1-800-531-8448, in San Antonio 456-7202

      RECORDED MUTUAL        24-hour service (from any phone)
    FUND PRICE QUOTES        1-800-531-8066, in San Antonio 498-8066

          MUTUAL FUND        (from touch-tone phones only)
    USAA TOUCHLINE(R)        For account balance, last transaction, fund
                             prices, or to exchange or redeem fund shares
                             1-800-531-8777, in San Antonio 498-8777

      INTERNET ACCESS        USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

                                                        [LOGO OF RECYCLED PAPER]
                                                                Recycled
                                                                  Paper

--------------------------------------------------------------------------------

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